EXHIBIT 99.1

THE MORTGAGE POOL

General

References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

The mortgage pool will consist of one- to four-family, adjustable-rate residential mortgage loans secured by first liens on mortgaged properties and fixed-rate residential mortgage loans secured by first and second liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

The Sponsor will convey the mortgage loans to the Depositor on the Closing Date pursuant to the Mortgage Loan Purchase Agreement and the Depositor will convey the mortgage loans to the trust on the Closing Date pursuant to the Agreement. The Sponsor will make certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement. These representations and warranties will be assigned by the Depositor to the Trustee for the benefit of the Certificateholders and the Certificate Insurer. As more particularly described in the prospectus, the Sponsor will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Certificateholders or the Certificate Insurer. In the event the Sponsor fails to repurchase a mortgage loan, Impac Holdings will be required to do so. See “The Mortgage Pools—Representations by Sellers” in the prospectus.

The mortgage loans will have been originated or acquired by the Sponsor in accordance with the underwriting criteria described in this prospectus supplement. See “—Underwriting Criteria” below.

All of the mortgage loans will initially be subserviced by Countrywide Home Loans. The subservicing with respect to the fixed-rate mortgage loans will be transferred to GMAC Mortgage Corporation or an affiliate thereof on or about December 1, 2006, as described under “Pooling and Servicing Agreement—The Subservicers” in this prospectus supplement.

All of the mortgage loans have scheduled monthly payments due on the Due Date. Each mortgage loan will contain a customary “due-on-sale” clause.

Mortgage Rate Adjustment

The mortgage rate on the adjustable-rate mortgage loans will adjust monthly, semi-annually and annually commencing after an initial period after origination of three months, six months, one year, two years, three years, five years, seven years or ten years, as applicable, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

The mortgage rate on a majority of the adjustable-rate mortgage loans adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

Substantially all of the adjustable-rate mortgage loans will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

Indices on the Mortgage Loans

The index applicable to the determination of the mortgage rate on approximately 79.80%, (by aggregate outstanding principal balance of the adjustable-rate mortgage loans as of the Cut-off Date)of the mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.

SIX-MONTH LIBOR

MONTH	1998	1999	2000	2001	2002	2003	2004	2005	2006
January	5.75%	5.04%	6.23%	5.36%	1.99%	1.35%	1.21%	2.96%	4.81%
February	5.78	5.17	6.32	4.96	2.06	1.34	1.17	3.15	4.99
March	5.80	5.08	6.53	4.71	2.33	1.26	1.16	3.39	5.12
April	5.87	5.08	6.61	4.23	2.10	1.29	1.37	3.42	5.29
May	5.81	5.19	7.06	3.91	2.09	1.22	1.58	3.53	5.32
June	5.87	5.62	7.01	3.83	1.95	1.12	1.94	3.69	5.64
July	5.82	5.65	6.88	3.70	1.86	1.15	1.99	3.92	5.55
August	5.69	5.90	6.83	3.48	1.82	1.21	1.99	4.08	5.45
September	5.36	5.96	6.76	2.53	1.75	1.18	2.17	4.22
October	5.13	6.13	6.72	2.17	1.62	1.22	2.30	4.45
November	5.28	6.04	6.68	2.10	1.47	1.23	2.62	4.58
December	5.17	6.13	6.20	1.98	1.38	1.22	2.78	4.69

The index applicable to the determination of the mortgage rate on approximately 19.73% (by aggregate outstanding principal balance of the adjustable-rate mortgage loans as of the Cut-off Date) of the mortgage loans is the average of the interbank offered rates for one-year United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or One-Year LIBOR.

The index applicable to the determination of the mortgage rate on approximately 0.09% (by aggregate outstanding principal balance of the adjustable-rate mortgage loans as of the Cut-off Date) of the mortgage loans will be based on One-Month LIBOR. One-Month LIBOR will be a per annum rate equal to the average of interbank offered rates for one-month U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and are most recently available as of the time specified in the related mortgage note.

The index applicable to the determination of the mortgage rate on approximately 0.38% (by aggregate outstanding principal balance of the adjustable-rate mortgage loans as of the Cut-off Date) of the adjustable-rate mortgage loans will be based on the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519), as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the adjustment date, as published in the place specified in the related mortgage note and as made available as of the date specified in the related mortgage note, or One-Year CMT.

Prepayment Charges

Approximately 58.81% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on partial or full prepayments made within six months to five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any period during the first year or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months’ interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The holders of the Class P Certificates will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the other classes of certificates. The Master Servicer may waive the collection of any otherwise applicable prepayment charge or reduce the amount thereof actually collected, but only if the Master Servicer does so in compliance with the prepayment charge waiver standards set forth in the Agreement. If the Master Servicer waives any prepayment charge other than in accordance with the standards set forth in the Agreement, the Master Servicer will be required to pay the amount of the waived prepayment charge. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

Primary Mortgage Insurance

Approximately 4.18% of the mortgage loans by aggregate outstanding principal balance as of the Cut-off Date have a loan-to-value ratio at origination in excess of 80%. Approximately 95.35% of those mortgage loans that have a loan-to-value ratio at origination in excess of 80% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a PMI Insurer Policy), or (2) the PMI Insurer Policy.

Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered in an amount equal to at least 6% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered in an amount equal to at least 30% of the Allowable Claim.

See “Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder — Hazard Insurance Policies” in the prospectus.

The PMI Insurer

Radian Guaranty Inc.

Radian Guaranty Inc., a Pennsylvania corporation with its principal offices in Philadelphia, Pennsylvania, is a private mortgage insurance company and a wholly-owned subsidiary of Radian Group Inc., an insurance holding company listed on the New York Stock Exchange. Radian is licensed in all 50 states and in the District of Columbia to offer such insurance and is approved as a private mortgage insurer by Fannie Mae and Freddie Mac. Radian’s financial strength is rated “AA” by S&P and Fitch Ratings and “Aa3” by Moody’s. Radian’s financial strength currently is not rated by any other rating agency. Each financial strength rating of Radian should be evaluated independently. The ratings reflect the respective rating agencies’ current assessments of the creditworthiness of Radian and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold any class of Offered Certificates, and such ratings are subject to revision, qualification or withdrawal at any time by the applicable rating agencies. Any downward revision, qualification or withdrawal of any of the above ratings may have an adverse effect on the market prices of the Offered Certificates. Radian does not guaranty the market prices of the Offered Certificates nor does it guaranty that its financial strength ratings will not be revised, qualified or withdrawn.

Copies of Radian’s quarterly and annual statutory financial statements, which are based on accounting principles that differ in significant respects from generally accepted accounting principles, are available upon request to Radian at Radian Guaranty Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103. Radian’s telephone number is (215) 231 1000.

The PMI Policy

Approximately 1.71% of the mortgage loans as of the Cut-off Date, are insured by the PMI Insurer pursuant to the PMI Insurer Policy. The mortgage loans covered by the PMI Insurer Policy are referred to as the PMI Mortgage Loans. The insured percentage of the claim varies on a loan-by-loan basis based upon the original loan-to-value ratio of the related mortgage loan.

The PMI Insurer Policy will only cover those mortgage loans which meet certain underwriting criteria as determined by the PMI Insurer. The PMI Insurer Policy will be required to remain in force with respect to each PMI Mortgage Loan until (i) the principal balance of the PMI Mortgage Loan is paid in full or liquidated, (ii) upon written notice of cancellation of the PMI Insurer Policy from the insured to the PMI Insurer, (iii) upon written notice of cancellation of the PMI Insurer Policy from the PMI Insurer to the insured or (iv) any event specified in the PMI Insurer Policy occurs that allows for the termination of that PMI Insurer Policy by the PMI Insurer.

The PMI Insurer Policy generally will require that delinquencies on any PMI Mortgage Loan must be reported to the PMI Insurer within fifteen (15) days after such loan is three (3) months in default, and appropriate proceedings to obtain title to the property securing such PMI Mortgage Loan must be commenced within six months of default. The PMI Policy under which the PMI Mortgage Loans are insured will contain provisions substantially as follows: (i) a claim generally includes unpaid principal, accrued interest to the date such claim is presented by the insured, and certain advances and expenses as set forth in the PMI Insurer Policy; (ii) when a claim is presented the PMI Insurer will have the option of either (A) paying the claim in full, taking title to the property securing the PMI Mortgage Loan, and arranging for its sale or (B) paying the insured percentage of the claim with the insured retaining title to the property securing the PMI Mortgage Loan; and (iii) a claim generally must be paid within 60 days after the claim is filed by the insured.

Unless approved in writing by the PMI Insurer, the insured under the PMI Insurer Policy will not be permitted to make any change in the terms of a PMI Mortgage Loan, including the borrowed amount, mortgage rate, term or amortization schedule of the PMI Mortgage Loan, except as specifically permitted by the terms of the related PMI Mortgage Loan; nor make any change in the property or other collateral securing the PMI Mortgage Loan; nor release any mortgagor under the PMI Mortgage Loan from liability. If a PMI Mortgage Loan is assumed with the insured’s approval, the PMI Insurer’s liability for coverage of the PMI Mortgage Loan under the related PMI Insurer Policy generally will terminate as of the date of such assumption, unless the applicable PMI Insurer approves the assumption in writing.

The PMI Insurer Policy specifically excludes coverage of: (i) any claim resulting from a default existing at the inception of coverage or occurring after lapse or cancellation of coverage; and (ii) certain claims involving or arising out of any breach by the insured of its obligations under, or its failure to comply with the terms of, the PMI Insurer Policy or of its obligations as imposed by operation of law and (iii) certain other claims as set forth in the PMI Insurer Policy.

In issuing the PMI Insurer Policy, the PMI Insurer will rely upon certain information and data regarding the PMI Mortgage Loans furnished to the PMI Insurer by the originator. The PMI Policy will not insure against a loss sustained by reason of a default arising from or involving certain matters, including (i) any loss arising in connection with the failure of the borrower to make any payment of principal and interest due under a loan which payment arises because the insured exercised its right to call or accelerate such loan or because the term of such loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payments of principal and interest, (ii) any loss from a loan where a delinquency exists at the effective date of the certificate of insurance, as defined in the PMI Insurer Policy, (iii) misrepresentation or fraud in obtaining such PMI Insurer Policy or negligence in origination or servicing of the PMI Mortgage Loans, including, but not limited to, misrepresentation by the lender or certain other persons involved in the origination of the PMI Mortgage Loan or the application for insurance, or (iv) failure to construct a property securing a PMI Mortgage Loan in accordance with specified plans. In addition, the PMI Insurer Policy will not cover the costs or expenses related to the repair of physical damage to a property securing a PMI Mortgage Loan.

The preceding description of the PMI Policy is only a brief outline and does not purport to summarize or describe all of the provisions, terms and conditions of the PMI Insurer Policy. For a more complete description of these provisions, terms and conditions, reference is made to the PMI Insurer Policy, copies of which are available upon request from the Trustee.

Mortgage Loan Characteristics

The mortgage pool is composed of 7,154 mortgage loans. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Sponsor and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS® System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS® System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. Some of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see “Yield on the Certificates—Yield Sensitivity of the Offered Certificates” in this prospectus supplement.

The mortgage loans had an aggregate principal balance as of the Cut-off Date of approximately $1,993,955,770, after application of scheduled payments due on or before the Cut-off Date, whether or not received. As of the Cut-off Date, approximately 15.43% of the mortgage loans have fixed rates and are secured by first liens on the related mortgaged property. Approximately 81.12% of the mortgage loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 3.44% of the mortgage loans have fixed rates and are secured by second liens on the related mortgaged property.

The average principal balance of the mortgage loans at origination was approximately $279,087. No mortgage loan had a principal balance at origination of less than approximately $20,000 or greater than approximately $1,980,000. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $278,719. No mortgage loan had a principal balance as of the Cut-off Date of less than approximately $19,987 or greater than approximately $1,980,000.

As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 4.625% per annum to approximately 16.000% per annum and the weighted average mortgage rate was approximately 7.432% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 351 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to June 1, 2002, or after November 1, 2006, or will have a remaining term to maturity of less than 98 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is October 1, 2036.

Approximately 0.01%, 0.06%, 35.11%, 0.99% and 42.76% of the mortgage loans have initial interest only periods of two, three, five, seven and ten years, respectively.

The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. At origination, the weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, of the mortgage loans was approximately 75.93%. At origination, no loan-to-value ratio or combined loan-to-value ratio, as applicable, of any mortgage loan was greater than approximately 100% or less than approximately 11.26%.

Approximately 1092 of the mortgage loans, in the aggregate, representing approximately 6.23% of the mortgage pool (by aggregate outstanding principal balance as of the Cut-off Date) are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining amortization term of approximately 266 months.

None of the mortgage loans are buydown mortgage loans.

None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

Substantially all of the mortgage loans will not have reached their first adjustment date as of the Closing Date.

Approximately 58.81% of the mortgage loans provide for prepayment charges.

With respect to substantially all of the adjustable-rate mortgage loans, the minimum mortgage rate is equal to the gross margin.

As of the Closing Date, no loan-to-value ratio or combined loan-to-value ratio, as applicable, of any mortgage loan will be greater than 100.00%.

None of the mortgage loans were 30 days or more delinquent as of the Cut-off Date. As used in this prospectus supplement, a loan is considered to be “30 to 59 days” or “30 or more days” delinquent when a payment due on any Due Date remains unpaid as of the close of business on the next following monthly Due Date. However, since the determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month, a loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would still be considered current as of July 31. If that payment remained unpaid as of the close of business on August 31, the loan would then be considered to be 30 to 59 days delinquent. Delinquency information presented in this prospectus supplement as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

Mortgage Loan Programs(1)

Loan Programs	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(2)
15YR FIXED	$10,216,505	60	0.51%	$170,275	6.949%	166	688	62.10%
20YR FIXED	280,336	1	0.01	280,336	8.375	238	665	75.00
30YR FIXED	137,717,717	655	6.91	210,256	7.699	348	690	72.59
40/30 FIXED BALLOON	10,499,962	35	0.53	299,999	7.963	358	661	74.44
30/15 FIXED BALLOON	62,013,008	839	3.11	73,913	12.047	179	685	95.98
30/15 FIXED BALLOON - IO	3,426,177	36	0.17	95,172	12.341	178	679	98.90
15YR FIXED - IO	827,650	11	0.04	75,241	12.355	178	667	96.05
30YR FIXED - IO	151,397,471	535	7.59	282,986	7.793	358	694	73.89
30Y LIB1M	272,775	2	0.01	136,387	6.971	358	728	73.65
30Y LIB1M - IO	1,117,484	3	0.06	372,495	7.209	358	723	73.50
30Y LIB6M	829,683	2	0.04	414,841	6.929	359	709	60.76
30Y LIB6M - IO	4,673,648	14	0.23	333,832	7.440	357	681	73.45
30Y LIB12M	352,992	3	0.02	117,664	8.053	357	742	75.60
30Y LIB12M - IO	5,919,024	13	0.30	455,310	7.175	357	733	70.54
2/28 LIB6M	8,571,030	39	0.43	219,770	8.160	358	694	77.47
2/28 LIB6M 40/30 BALLOON	953,732	5	0.05	190,746	7.996	358	673	72.43
2/28 LIB6M - IO	33,599,564	122	1.69	275,406	7.770	358	691	75.88
3/27 LIB6M	7,826,469	33	0.39	237,166	7.125	358	692	75.79
3/27 LIB6M 40/30 BALLOON	5,864,756	21	0.29	279,274	7.443	358	679	80.84
3/27 LIB6M - IO	101,840,516	299	5.11	340,604	6.887	358	706	74.79
3/1 LIB12M	433,719	1	0.02	433,719	6.625	357	669	73.73
3/1 LIB12M - IO	4,834,462	15	0.24	322,297	6.903	358	710	76.30
5/25 LIB6M	98,275,291	396	4.93	248,170	7.511	359	690	76.73
5/25 LIB6M 40/30 BALLOON	41,535,566	156	2.08	266,254	7.455	359	684	78.33
5/25 LIB6M - IO	897,507,962	2,728	45.01	328,999	7.242	359	697	75.66
5/1 LIB12M	23,983,910	89	1.20	269,482	6.973	358	709	71.18
5/1 LIB12M - IO	260,535,876	763	13.07	341,462	6.974	358	709	76.55
5/1 CMT1Y	789,979	4	0.04	197,495	6.533	358	758	80.00
5/1 CMT1Y - IO	2,996,240	4	0.15	749,060	6.762	359	750	74.29
7/23 LIB6M	7,690,988	21	0.39	366,238	6.735	359	723	71.55
7/23 LIB6M - IO	62,541,629	151	3.14	414,183	6.922	359	717	73.61
7/1 LIB12M	968,072	4	0.05	242,018	6.457	358	727	62.20
7/1 LIB12M - IO	15,278,058	41	0.77	372,636	6.781	358	712	75.68
7/1 CMT1Y - IO	1,183,200	2	0.06	591,600	6.737	359	700	73.17
10/20 LIB6M	1,151,018	4	0.06	287,755	6.803	360	689	58.91
10/20 LIB6M - IO	18,043,600	35	0.90	515,531	7.111	358	720	75.68
10/1 LIB12M - IO	6,778,700	10	0.34	677,870	6.814	358	732	71.44
10/1 CMT1Y - IO	1,227,000	2	0.06	613,500	6.577	359	724	73.11
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%
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(1)  A mortgage loan with a loan program of “15Yr Fixed”, “20Yr Fixed” or “30Yr Fixed” is a fixed-rate loan with a term of 15, 20 or 30 years, respectively. A mortgage loan with a loan program of “40/30 Fixed Balloon” has a term of 40 years, has a mortgage rate that is fixed for the entire term and requires a balloon payment in year 30. A mortgage loan with a loan program of “30/15 Fixed Balloon” has a term of 30 years, has a mortgage rate that is fixed for the entire term and requires a balloon payment in year 15. A mortgage loan with a loan program including the term “30Y LIB1M” has a term of 30 years and the mortgage rate adjusts monthly based on the value of One-Month LIBOR. A mortgage loan with a loan program including the term “30Y LIB6M” has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “30Y LIB12M” has a term of 30 years and the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “2/28 LIB6M” has a term of 30 years, the first two of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/27 LIB6M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “3/1 LIB12M” has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “5/25 LIB6M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “5/1 LIB12M” has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “7/23 LIB6M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “7/1 LIB12M” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “7/1 CMT1Y” has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. A mortgage loan with a loan program including the term “10/20 LIB6M” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term “10/1 LIB12M” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term “10/1 CMT1Y” has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. A mortgage loan with a loan program including the term “IO” has an interest only period.
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Principal Balances as of Origination

Range of Mortgage Loan Principal Balances ($)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(1)
0.01 - 50,000.00	$12,639,868	358	0.63%	$35,307	12.267%	188	689	93.64%
50,000.01 - 100,000.00	50,295,419	652	2.52	77,140	10.123	257	687	85.35
100,000.01 - 150,000.00	110,640,613	883	5.55	125,301	8.215	328	695	76.55
150,000.01 - 200,000.00	166,307,602	950	8.34	175,061	7.704	346	695	75.75
200,000.01 - 250,000.00	196,385,949	877	9.85	223,929	7.444	355	693	75.68
250,000.01 - 300,000.00	213,592,909	776	10.71	275,249	7.309	356	697	76.46
300,000.01 - 350,000.00	201,617,218	620	10.11	325,189	7.254	357	696	76.20
350,000.01 - 400,000.00	193,918,877	517	9.73	375,085	7.238	356	694	76.31
400,000.01 - 450,000.00	177,232,940	417	8.89	425,019	7.177	358	700	76.43
450,000.01 - 500,000.00	170,055,100	358	8.53	475,014	7.188	357	702	75.96
500,000.01 - 550,000.00	109,076,763	209	5.47	521,898	7.227	358	701	75.73
550,000.01 - 600,000.00	89,235,847	155	4.48	575,715	7.169	358	706	76.78
600,000.01 - 650,000.00	76,515,920	121	3.84	632,363	7.114	359	703	74.97
650,000.01 - 700,000.00	30,572,546	45	1.53	679,390	7.017	355	704	75.17
700,000.01 - 750,000.00	64,585,646	88	3.24	733,928	7.255	358	700	72.58
750,000.01 - 800,000.00	16,322,164	21	0.82	777,246	6.969	359	742	70.60
800,000.01 - 850,000.00	15,873,792	19	0.80	835,463	7.029	358	710	74.26
850,000.01 - 900,000.00	13,205,127	15	0.66	880,342	6.880	347	693	70.62
900,000.01 - 950,000.00	7,415,000	8	0.37	926,875	7.030	358	696	75.59
950,000.01 - 1,000,000.00	28,755,507	29	1.44	991,569	7.106	359	715	66.94
1,000,000.01 - 1,050,000.00	1,050,000	1	0.05	1,050,000	6.500	358	727	70.00
1,050,000.01 - 1,100,000.00	3,248,750	3	0.16	1,082,917	7.041	359	695	72.67
1,100,000.01 - 1,150,000.00	1,120,000	1	0.06	1,120,000	7.250	360	669	70.00
1,150,000.01 - 1,200,000.00	4,751,255	4	0.24	1,187,814	7.062	359	740	71.64
1,200,000.01 - 1,250,000.00	3,710,000	3	0.19	1,236,667	7.164	358	693	68.15
1,250,000.01 - 1,300,000.00	5,057,031	4	0.25	1,264,258	7.405	358	694	70.26
1,300,000.01 - 1,350,000.00	3,992,500	3	0.20	1,330,833	6.958	358	700	66.99
1,350,000.01 - 1,400,000.00	2,752,000	2	0.14	1,376,000	6.500	359	700	74.91
1,400,000.01 - 1,450,000.00	2,860,000	2	0.14	1,430,000	8.124	359	688	68.68
1,450,000.01 - 1,500,000.00	8,869,478	6	0.44	1,478,246	7.208	359	706	67.75
1,550,000.01 - 1,600,000.00	3,184,700	2	0.16	1,592,350	6.850	360	680	70.00
1,650,000.01 - 1,700,000.00	1,657,500	1	0.08	1,657,500	7.625	358	744	65.00
1,700,000.01 - 1,750,000.00	1,723,750	1	0.09	1,723,750	7.000	357	682	70.00
1,850,000.01 - 1,900,000.00	3,754,000	2	0.19	1,877,000	6.688	360	671	74.97
1,950,000.01 - 2,000,000.00	1,980,000	1	0.10	1,980,000	6.500	359	776	60.00
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of origination, the average principal balance of the mortgage loans was approximately $279,087.

Principal Balances as of the Cut-off Date

Range of Mortgage Loan Principal Balances ($)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(1)
0.01 - 50,000.00	$12,639,868	358	0.63%	$35,307	12.267%	188	689	93.64%
50,000.01 - 100,000.00	51,339,749	663	2.57	77,436	10.072	258	686	85.27
100,000.01 - 150,000.00	111,020,679	882	5.57	125,874	8.208	328	695	76.44
150,000.01 - 200,000.00	166,231,919	947	8.34	175,535	7.698	346	695	75.71
200,000.01 - 250,000.00	195,771,135	873	9.82	224,251	7.451	355	693	75.77
250,000.01 - 300,000.00	214,033,661	777	10.73	275,462	7.307	356	697	76.44
300,000.01 - 350,000.00	200,784,019	617	10.07	325,420	7.256	357	696	76.22
350,000.01 - 400,000.00	193,931,112	517	9.73	375,109	7.235	356	694	76.26
400,000.01 - 450,000.00	178,219,472	419	8.94	425,345	7.182	359	700	76.48
450,000.01 - 500,000.00	169,209,744	356	8.49	475,308	7.185	357	702	75.89
500,000.01 - 550,000.00	108,581,899	208	5.45	522,028	7.230	358	701	75.77
550,000.01 - 600,000.00	89,235,847	155	4.48	575,715	7.169	358	706	76.78
600,000.01 - 650,000.00	76,515,920	121	3.84	632,363	7.114	359	703	74.97
650,000.01 - 700,000.00	31,267,331	46	1.57	679,725	7.006	354	705	74.28
700,000.01 - 750,000.00	63,890,860	87	3.20	734,378	7.264	358	700	72.99
750,000.01 - 800,000.00	16,322,164	21	0.82	777,246	6.969	359	742	70.60
800,000.01 - 850,000.00	15,873,792	19	0.80	835,463	7.029	358	710	74.26
850,000.01 - 900,000.00	13,205,127	15	0.66	880,342	6.880	347	693	70.62
900,000.01 - 950,000.00	7,415,000	8	0.37	926,875	7.030	358	696	75.59
950,000.01 - 1,000,000.00	28,755,507	29	1.44	991,569	7.106	359	715	66.94
1,000,000.01 - 1,050,000.00	1,050,000	1	0.05	1,050,000	6.500	358	727	70.00
1,050,000.01 - 1,100,000.00	3,248,750	3	0.16	1,082,917	7.041	359	695	72.67
1,100,000.01 - 1,150,000.00	1,120,000	1	0.06	1,120,000	7.250	360	669	70.00
1,150,000.01 - 1,200,000.00	4,751,255	4	0.24	1,187,814	7.062	359	740	71.64
1,200,000.01 - 1,250,000.00	3,710,000	3	0.19	1,236,667	7.164	358	693	68.15
1,250,000.01 - 1,300,000.00	5,057,031	4	0.25	1,264,258	7.405	358	694	70.26
1,300,000.01 - 1,350,000.00	3,992,500	3	0.20	1,330,833	6.958	358	700	66.99
1,350,000.01 - 1,400,000.00	2,752,000	2	0.14	1,376,000	6.500	359	700	74.91
1,400,000.01 - 1,450,000.00	2,860,000	2	0.14	1,430,000	8.124	359	688	68.68
1,450,000.01 - 1,500,000.00	8,869,478	6	0.44	1,478,246	7.208	359	706	67.75
1,550,000.01 - 1,600,000.00	3,184,700	2	0.16	1,592,350	6.850	360	680	70.00
1,650,000.01 - 1,700,000.00	1,657,500	1	0.08	1,657,500	7.625	358	744	65.00
1,700,000.01 - 1,750,000.00	1,723,750	1	0.09	1,723,750	7.000	357	682	70.00
1,850,000.01 - 1,900,000.00	3,754,000	2	0.19	1,877,000	6.688	360	671	74.97
1,950,000.01 - 2,000,000.00	1,980,000	1	0.10	1,980,000	6.500	359	776	60.00
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the Cut-off Date, the average current principal balance of the mortgage loans was approximately $278,719.

Mortgage Rates

Range of Mortgage Rates (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(1)
4.500 - 4.999	$854,178	3	0.04%	$284,726	4.720%	358	715	79.91%
5.000 - 5.499	1,905,207	6	0.10	317,535	5.311	250	749	47.75
5.500 - 5.999	34,825,065	94	1.75	370,479	5.797	354	726	71.24
6.000 - 6.499	159,320,987	445	7.99	358,025	6.272	356	717	71.16
6.500 - 6.999	575,817,863	1,685	28.88	341,732	6.745	357	709	73.54
7.000 - 7.499	461,750,327	1,459	23.16	316,484	7.186	357	699	75.21
7.500 - 7.999	411,614,810	1,430	20.64	287,843	7.694	357	689	76.71
8.000 - 8.499	139,346,381	546	6.99	255,213	8.167	356	679	78.32
8.500 - 8.999	88,401,829	348	4.43	254,028	8.676	357	678	79.50
9.000 - 9.499	28,764,832	116	1.44	247,973	9.167	358	670	80.46
9.500 - 9.999	14,689,621	70	0.74	209,852	9.695	346	679	84.80
10.000 - 10.499	4,764,538	42	0.24	113,441	10.289	282	707	88.13
10.500 - 10.999	9,478,656	98	0.48	96,721	10.765	225	703	93.66
11.000 - 11.499	7,862,513	94	0.39	83,644	11.232	221	696	93.97
11.500 - 11.999	15,138,953	181	0.76	83,641	11.728	200	685	95.99
12.000 - 12.499	11,323,690	149	0.57	75,998	12.257	185	683	96.37
12.500 - 12.999	15,463,803	201	0.78	76,934	12.726	196	669	95.79
13.000 - 13.499	7,269,287	99	0.36	73,427	13.189	199	667	94.03
13.500 - 13.999	3,544,347	56	0.18	63,292	13.697	198	648	97.42
14.000 - 14.499	1,181,641	19	0.06	62,192	14.151	186	652	94.95
14.500 - 14.999	564,937	10	0.03	56,494	14.585	210	651	95.67
15.000 - 15.499	20,369	1	0.00	20,369	15.400	350	640	90.00
15.500 - 15.999	21,192	1	0.00	21,192	15.500	177	643	95.00
16.000 - 16.499	30,743	1	0.00	30,743	16.000	178	683	95.00
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the Cut-off Date, the weighted average mortgage rate of the mortgage loans was approximately 7.432% per annum.

Next Adjustment Date(1)

Next Adjustment Date	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(2)
October 2006	$2,203,759	7	0.14%	$314,823	7.102%	357	727	72.68%
December 2006	1,909,100	4	0.12	477,275	7.305	357	656	71.19
January 2007	1,626,733	5	0.10	325,347	7.551	357	682	71.42
February 2007	861,248	3	0.05	287,083	7.575	359	703	75.22
March 2007	80,000	1	0.00	80,000	6.125	360	632	39.03
April 2007	1,656,194	4	0.10	414,048	6.971	356	712	71.09
June 2007	504,322	3	0.03	168,107	7.950	357	729	74.39
July 2007	4,324,250	10	0.27	432,425	7.248	358	742	70.47
January 2008	126,406	1	0.01	126,406	8.125	353	706	79.38
February 2008	146,400	1	0.01	146,400	9.625	353	640	80.00
March 2008	540,431	3	0.03	180,144	8.646	354	663	84.16
April 2008	3,608,803	14	0.22	257,772	8.349	355	688	77.81
May 2008	4,556,261	19	0.28	239,803	8.028	356	688	73.92
June 2008	8,287,917	35	0.51	236,798	7.778	357	688	77.11
July 2008	13,415,021	50	0.83	268,300	7.431	358	693	74.74
August 2008	6,544,909	28	0.40	233,747	8.103	359	686	76.05
September 2008	5,195,778	12	0.32	432,981	8.092	360	707	77.43
October 2008	702,400	3	0.04	234,133	7.944	360	693	80.00
April 2009	1,344,909	4	0.08	336,227	6.896	355	710	73.39
May 2009	5,797,417	18	0.36	322,079	7.062	356	706	78.15
June 2009	30,274,276	86	1.87	352,026	6.854	357	709	75.21
July 2009	43,105,555	138	2.66	312,359	7.014	358	701	75.30
August 2009	21,583,755	65	1.33	332,058	7.073	359	701	75.61
September 2009	17,575,210	54	1.09	325,467	6.628	360	706	73.60
October 2009	1,118,800	4	0.07	279,700	6.937	360	666	75.58
October 2010	384,732	1	0.02	384,732	7.500	349	643	80.00
December 2010	1,018,677	3	0.06	339,559	7.255	351	722	75.53
February 2011	2,623,793	13	0.16	201,830	6.695	353	725	69.44
March 2011	5,459,548	24	0.34	227,481	6.898	354	718	71.99
April 2011	12,339,197	44	0.76	280,436	7.144	355	705	77.32
May 2011	18,416,472	64	1.14	287,757	7.322	356	700	76.96
June 2011	96,504,990	332	5.97	290,678	7.208	357	697	76.67
July 2011	440,527,168	1,452	27.23	303,393	7.229	358	699	77.11
August 2011	328,250,720	973	20.29	337,359	7.283	359	699	75.26
September 2011	353,593,232	1,019	21.86	347,000	7.131	360	699	75.21
October 2011	66,506,297	215	4.11	309,332	7.169	360	687	73.95
March 2013	429,000	2	0.03	214,500	6.677	354	760	60.44
April 2013	304,450	1	0.02	304,450	7.875	355	699	89.99
May 2013	3,790,490	8	0.23	473,811	6.624	356	712	64.28
June 2013	11,392,206	33	0.70	345,218	6.888	357	712	76.71
July 2013	27,317,454	64	1.69	426,835	6.893	358	712	73.50
August 2013	21,338,540	55	1.32	387,973	6.966	359	719	73.20
September 2013	22,249,257	54	1.38	412,023	6.779	360	722	74.13
October 2013	840,550	2	0.05	420,275	7.035	360	720	80.00
May 2016	1,762,100	4	0.11	440,525	6.856	356	665	76.16
June 2016	6,465,050	11	0.40	587,732	6.821	357	751	75.10
July 2016	9,752,150	16	0.60	609,509	7.142	358	722	73.61
August 2016	6,356,591	14	0.39	454,042	7.104	359	708	72.34
September 2016	2,864,427	6	0.18	477,405	6.777	360	724	73.28
Total	$1,617,576,944	4,982	100.00%	$324,684	7.185%	359	700	75.68%

(1) excludes the fixed-rate mortgage loans
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the adjustable-rate mortgage loans was approximately 58 months.

Gross Margin(1)

Range of Gross Margins (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(2)
1.500 - 1.749	$187,200	1	0.01%	$187,200	6.125%	359	625	80.00%
1.750 - 1.999	2,664,764	3	0.16	888,255	6.600	358	755	77.75
2.250 - 2.499	423,066,923	1,131	26.15	374,064	6.880	358	718	75.49
2.500 - 2.749	5,903,672	16	0.36	368,980	7.128	358	689	73.28
2.750 - 2.999	122,621,497	432	7.58	283,846	7.254	358	701	77.48
3.000 - 3.249	305,652,405	952	18.90	321,063	7.227	360	690	74.49
3.250 - 3.499	141,565,530	411	8.75	344,442	7.206	359	699	77.22
3.500 - 3.749	413,713,324	1,344	25.58	307,822	7.311	358	692	75.38
3.750 - 3.999	44,755,420	138	2.77	324,315	7.226	358	693	74.29
4.000 - 4.249	46,527,347	171	2.88	272,090	7.823	358	681	79.32
4.250 - 4.499	6,848,940	28	0.42	244,605	8.392	357	705	91.03
4.500 - 4.749	73,588,841	230	4.55	319,951	7.196	358	704	74.37
4.750 - 4.999	1,021,973	5	0.06	204,395	8.345	358	740	82.26
5.000 - 5.249	16,983,969	69	1.05	246,144	7.375	358	687	77.08
5.500 - 5.749	790,463	2	0.05	395,231	7.687	358	697	74.70
5.750 - 5.999	1,858,659	10	0.11	185,866	7.665	356	666	75.65
6.000 - 6.249	1,647,709	6	0.10	274,618	7.461	357	680	73.73
6.250 - 6.499	2,114,090	7	0.13	302,013	7.180	356	679	68.64
6.500 - 6.749	1,188,208	6	0.07	198,035	8.170	358	671	71.86
6.750 - 6.999	1,490,532	5	0.09	298,106	7.848	357	676	71.70
7.000 - 7.249	744,765	2	0.05	372,382	8.116	356	707	76.88
7.250 - 7.499	503,993	2	0.03	251,997	8.319	357	693	75.56
7.500 - 7.749	656,411	3	0.04	218,804	9.212	356	624	82.91
7.750 - 7.999	363,274	1	0.02	363,274	7.911	357	692	80.00
8.000 - 8.249	406,450	2	0.03	203,225	9.738	359	726	88.24
8.250 - 8.499	507,893	4	0.03	126,973	9.341	358	712	75.22
8.500 - 8.749	202,692	1	0.01	202,692	9.500	355	640	80.00
TOTAL	$1,617,576,944	4,982	100.00%	$324,684	7.185%	359	700	75.68%

(1) excludes the fixed-rate mortgage loans
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the Cut-off Date, the weighted average Gross Margin of the adjustable-rate mortgage loans was approximately 3.109% per annum.

Maximum Mortgage Rate(1)

Range of Maximum Mortgage Rates (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(2)
9.500 - 9.999	$741,414	2	0.05%	$370,707	4.696%	358	719	79.90%
10.000 - 10.499	155,000	1	0.01	155,000	5.250	357	743	50.00
10.500 - 10.999	5,434,214	17	0.34	319,660	5.797	358	723	71.17
11.000 - 11.499	41,706,374	117	2.58	356,465	6.255	358	722	72.96
11.500 - 11.999	194,643,641	537	12.03	362,465	6.619	358	717	74.91
12.000 - 12.499	237,716,419	673	14.70	353,219	6.769	359	708	74.00
12.500 - 12.999	429,501,119	1,252	26.55	343,052	6.903	359	704	74.30
13.000 - 13.499	286,364,888	892	17.70	321,037	7.232	359	696	76.09
13.500 - 13.999	250,677,107	840	15.50	298,425	7.690	359	688	77.46
14.000 - 14.499	85,042,092	315	5.26	269,975	8.158	359	680	79.00
14.500 - 14.999	55,197,583	208	3.41	265,373	8.679	359	681	79.98
15.000 - 15.499	16,501,225	67	1.02	246,287	9.136	358	674	79.86
15.500 - 15.999	8,738,587	36	0.54	242,739	9.674	358	688	83.65
16.000 - 16.499	2,092,133	10	0.13	209,213	10.145	358	669	85.08
16.500 - 16.999	814,560	6	0.05	135,760	10.773	359	712	89.02
17.000 - 17.499	1,060,217	5	0.07	212,043	11.080	358	684	84.72
17.500 - 17.999	599,270	2	0.04	299,635	11.133	359	622	86.32
18.000 - 18.499	431,801	1	0.03	431,801	12.990	358	658	90.00
19.000 - 19.499	159,300	1	0.01	159,300	13.250	352	636	90.00
TOTAL	$1,617,576,944	4,982	100.00%	$324,684	7.185%	359	700	75.68%

(1) excludes the fixed-rate mortgage loans
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the adjustable-rate mortgage loans was approximately 12.918% per annum.

Initial Fixed-Rate Period(1)

Initial Fixed Period (Months)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(2)
3	$1,390,259	5	0.09%	$278,052	7.162%	358	724	73.53%
6	5,503,331	16	0.34	343,958	7.363	357	685	71.54
12	6,272,016	16	0.39	392,001	7.224	357	733	70.83
24	43,124,327	166	2.67	259,785	7.852	358	691	76.12
36	120,799,922	369	7.47	327,371	6.929	358	704	75.20
60	1,325,624,825	4,140	81.95	320,199	7.210	359	699	75.92
84	87,661,947	219	5.42	400,283	6.873	359	716	73.66
120	27,200,318	51	1.68	533,340	7.000	358	722	73.80
TOTAL	$1,617,576,944	4,982	100.00%	$324,684	7.185%	359	700	75.68%

(1) excludes the fixed-rate mortgage loans
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Initial Rate Cap(1)

Initial Cap (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(2)
1.000	$3,369,513	12	0.21%	$280,793	7.824%	357	661	74.74%
2.000	45,855,126	142	2.83	322,923	7.220	358	708	75.78
3.000	818,899,076	2,590	50.63	316,177	7.275	359	693	74.74
3.750	522,720	1	0.03	522,720	8.250	358	740	80.00
4.250	195,000	1	0.01	195,000	8.125	360	654	79.60
5.000	422,676,211	1,194	26.13	354,000	7.000	358	708	75.88
5.375	660,412	2	0.04	330,206	6.625	358	709	64.94
5.625	75,200	1	0.00	75,200	7.250	360	768	80.00
5.875	279,087	1	0.02	279,087	7.000	358	664	95.00
6.000	324,271,072	1,034	20.05	313,608	7.184	358	708	77.75
6.250	202,300	1	0.01	202,300	7.250	358	765	77.22
6.375	200,232	1	0.01	200,232	7.625	358	709	90.00
6.400	257,280	1	0.02	257,280	7.250	360	729	80.00
6.625	113,717	1	0.01	113,717	7.500	358	693	80.00
TOTAL	$1,617,576,944	4,982	100.00%	$324,684	7.185%	359	700	75.68%

(1) excludes the fixed-rate mortgage loans
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Subsequent Rate Cap(1)

Subsequent Cap (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(2)
1.000	$1,014,709,301	3,165	62.73%	$320,603	7.236%	359	695	75.01%
1.500	339,970	2	0.02	169,985	10.456	359	584	80.00
2.000	601,180,541	1,811	37.17	331,961	7.096	358	708	76.80
3.750	522,720	1	0.03	522,720	8.250	358	740	80.00
5.375	660,412	2	0.04	330,206	6.625	358	709	64.94
6.000	164,000	1	0.01	164,000	7.000	358	684	80.00
TOTAL	$1,617,576,944	4,982	100.00%	$324,684	7.185%	359	700	75.68%

(1) excludes the fixed-rate mortgage loans
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Original Loan-to-Value Ratios(1)

Range of Loan-to-Value Ratios (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross WAC	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original LTV(1)
0.01 - 20.00	$1,739,151	13	0.09%	$133,781	7.072%	346	687	16.81%
20.01 - 25.00	2,146,307	14	0.11	153,308	6.884	358	704	23.62
25.01 - 30.00	3,889,804	25	0.20	155,592	7.020	342	687	28.03
30.01 - 35.00	6,802,821	34	0.34	200,083	6.791	348	723	33.25
35.01 - 40.00	6,561,403	35	0.33	187,469	7.007	326	699	37.04
40.01 - 45.00	12,380,563	55	0.62	225,101	6.948	358	696	42.77
45.01 - 50.00	19,026,240	74	0.95	257,111	6.774	347	713	48.31
50.01 - 55.00	28,990,782	103	1.45	281,464	6.879	351	699	52.67
55.01 - 60.00	44,959,910	133	2.25	338,044	6.760	352	710	58.04
60.01 - 65.00	89,357,023	246	4.48	363,240	6.939	356	699	63.79
65.01 - 70.00	256,062,640	792	12.84	323,311	7.075	356	702	69.29
70.01 - 75.00	365,399,560	1,100	18.33	332,181	7.267	358	699	74.56
75.01 - 80.00	1,005,446,974	3,217	50.42	312,542	7.320	358	696	79.81
80.01 - 85.00	10,477,712	56	0.53	187,102	8.120	337	704	83.76
85.01 - 90.00	49,436,315	406	2.48	121,764	9.230	311	693	89.86
90.01 - 95.00	43,324,009	394	2.17	109,959	9.800	291	706	94.91
95.01 - 100.00	47,954,555	457	2.40	104,933	11.278	218	687	99.94
Total	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 11.26% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 75.93%.

Notwithstanding the foregoing table, the final pool of mortgage loans will not include any mortgage loan with a loan-to-value ratio in excess of 100.00%.

Occupancy Types

Occupancy	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(1)
Owner Occupied	$1,530,557,753	5,052	76.76%	$302,961	7.334%	351	695	76.46%
Investor	377,602,244	1,770	18.94	213,335	7.832	351	708	73.87
Second Home	85,795,772	332	4.30	258,421	7.414	353	714	75.48
Total	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Occupancy type is based on the representation of the borrower at the time of origination.

Mortgage Loan Program and Documentation Type

Document Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(1)
PROGRESSIVE SERIES PROGRAM (LIMITED (STATED) DOCUMENTATION)	$1,354,004,902	4,850	67.91%	$279,176	7.501%	349	697	75.98%
PROGRESSIVE EXPRESS PROGRAM (VERIFIED ASSETS)	229,868,049	803	11.53	286,262	7.446	356	696	78.25
PROGRESSIVE SERIES PROGRAM (FULL DOCUMENTATION)	187,049,637	642	9.38	291,355	6.918	353	702	74.79
PROGRESSIVE SERIES PROGRAM (STATED INCOME/STATED ASSETS DOCUMENTATION)	104,515,862	339	5.24	308,306	7.115	358	710	73.20
PROGRESSIVE EXPRESS NO DOC PROGRAM (NO DOCUMENTATION)	69,262,435	291	3.47	238,015	7.698	356	712	77.48
PROGRESSIVE EXPRESS PROGRAM (NON VERIFIED ASSETS)	42,248,583	191	2.12	221,197	7.779	342	680	72.33
PROGRESSIVE EXPRESS PROGRAM NO DOC PROGRAM (VERIFIED ASSETS)	2,869,680	13	0.14	220,745	7.338	356	742	72.15
PROGRESSIVE SERIES PROGRAM (FULL INCOME/STATED ASSETS DOCUMENTATION)	2,650,452	18	0.13	147,247	7.567	359	739	59.76
PROGRESSIVE SERIES PROGRAM (NO INCOME/NO ASSET DOCUMENTATION)	940,214	5	0.05	188,043	7.442	347	697	71.71
PROGRESSIVE SERIES PROGRAM (ALTERNATIVE DOCUMENTATION)	545,955	2	0.03	272,978	6.331	359	671	68.76
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

See “—Underwriting Criteria” below for a detailed description of the Sponsor’s loan programs and documentation requirements.

Risk Categories

Credit Grade Category (1)(2)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(3)
A+	$1,027,849,700	3,464	51.55%	$296,723	7.207%	352	728	75.38%
A	693,780,052	2,626	34.79	264,197	7.705	348	658	76.52
PROGRESSIVE EXPRESS I	167,727,347	641	8.41	261,665	7.445	354	718	76.89
PROGRESSIVE EXPRESS II	81,270,800	320	4.08	253,971	7.734	351	652	76.96
A-	18,006,697	71	0.90	253,615	7.871	357	617	72.19
PROGRESSIVE EXPRESS III	3,279,167	20	0.16	163,958	7.912	338	617	76.98
PROGRESSIVE EXPRESS VI	834,495	3	0.04	278,165	10.867	358	525	61.30
PROGRESSIVE EXPRESS IV	617,517	6	0.03	102,919	8.855	339	602	63.49
CX	383,072	1	0.02	383,072	10.850	357	521	65.00
PROGRESSIVE EXPRESS V	206,923	2	0.01	103,461	10.213	359	573	57.82
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%
_________________
(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A- and CX correspond to Progressive Series I+, I and II, III and III+, and IV respectively.

(2) These mortgage loans were originated under the Sponsor’s Progressive Express™ Program. The underwriting for these mortgage loans is generally based on the borrower’s “Credit Score” score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above. Each mortgage loan originated pursuant to the Express Priority Refi™ Program has been placed in either Progressive Express™ Program II or III.

(3) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

See “—Underwriting Criteria” below for a description of the Sponsor’s risk categories.

Property Types

Property Type	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(1)
SINGLE FAMILY RESIDENCE	$1,171,035,750	4,149	58.73%	$282,245	7.339%	351	696	75.41%
CONDO	196,786,606	918	9.87	214,364	7.488	351	704	78.13
PLANNED UNIT DEVELOPMENT	190,068,657	616	9.53	308,553	7.157	356	706	77.22
DIMINIMUS PLANNED UNIT DEVELOPMENT-	180,217,506	617	9.04	292,087	7.662	348	693	77.17
2-FAMILY	99,509,938	363	4.99	274,132	7.733	348	699	74.74
3-FAMILY	50,036,841	147	2.51	340,387	8.248	344	699	75.50
4-FAMILY	42,120,729	113	2.11	372,750	7.909	352	713	73.27
HI-RISE	41,701,546	141	2.09	295,756	7.764	352	706	74.51
TOWNHOUSE	13,770,684	62	0.69	222,108	7.727	354	688	78.15
2-4FAMILY	7,208,896	21	0.36	343,281	7.398	359	714	74.27
CONDOTEL	1,498,617	7	0.08	214,088	7.484	358	727	74.91
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Geographic Distribution of Mortgaged Properties

State	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(1)
Alaska	$276,000	1	0.01%	$276,000	7.875%	359	644	80.00%
Alabama	4,186,854	18	0.21	232,603	7.862	357	723	77.52
Arkansas	643,835	5	0.03	128,767	8.486	336	655	85.09
Arizona	66,697,301	312	3.34	213,773	7.531	352	705	76.78
California	1,039,413,174	2,964	52.13	350,679	7.182	352	702	74.73
Colorado	21,774,752	103	1.09	211,405	7.454	350	697	77.50
Connecticut	12,505,376	51	0.63	245,203	7.575	348	691	71.44
District of Columbia	7,121,233	23	0.36	309,619	8.248	352	706	77.62
Delaware	602,814	3	0.03	200,938	8.028	359	643	79.29
Florida	276,236,247	1,340	13.85	206,146	7.890	349	695	78.15
Georgia	21,375,951	112	1.07	190,857	7.437	351	703	77.25
Hawaii	16,697,133	43	0.84	388,305	7.386	347	708	71.19
Idaho	3,742,030	19	0.19	196,949	7.490	357	704	79.20
Illinois	45,775,227	228	2.30	200,769	7.961	346	704	76.80
Indiana	3,661,808	27	0.18	135,623	8.261	348	669	81.21
Kansas	209,763	2	0.01	104,882	7.614	358	684	79.55
Kentucky	962,956	5	0.05	192,591	7.964	358	713	77.45
Louisiana	588,609	4	0.03	147,152	7.614	358	721	90.59
Massachusetts	11,842,406	38	0.59	311,642	7.192	351	691	73.46
Maryland	63,572,091	246	3.19	258,423	7.612	354	681	77.98
Maine	1,038,563	3	0.05	346,188	7.297	359	668	80.00
Michigan	4,921,727	37	0.25	133,020	8.262	326	695	80.76
Minnesota	11,777,973	60	0.59	196,300	8.054	342	684	78.95
Missouri	2,722,538	18	0.14	151,252	6.978	319	706	68.51
Mississippi	1,337,552	11	0.07	121,596	8.261	351	713	79.39
North Carolina	8,089,169	40	0.41	202,229	7.761	354	700	74.77
North Dakota	104,930	1	0.01	104,930	6.750	360	689	70.00
New Hampshire	2,561,744	12	0.13	213,479	7.300	354	713	80.45
New Jersey	54,614,836	198	2.74	275,833	7.681	349	692	74.54
New Mexico	2,202,801	15	0.11	146,853	7.742	353	692	80.70
Nevada	59,064,755	242	2.96	244,069	7.360	354	703	77.75
New York	86,073,135	271	4.32	317,613	7.897	340	686	75.89
Ohio	3,552,351	20	0.18	177,618	7.684	337	688	81.23
Oklahoma	1,140,557	4	0.06	285,139	9.120	320	657	80.16
Oregon	11,935,900	53	0.60	225,206	7.290	350	701	76.24
Pennsylvania	8,113,166	51	0.41	159,082	7.860	340	680	78.96
Rhode Island	3,375,405	19	0.17	177,653	8.082	344	667	79.20
South Carolina	3,674,699	21	0.18	174,986	7.714	347	695	78.25
Tennessee	1,485,637	12	0.07	123,803	7.776	342	713	83.39
Texas	12,270,446	91	0.62	134,840	7.937	344	691	80.91
Utah	7,159,169	33	0.36	216,945	7.417	355	695	75.38
Virginia	70,261,315	244	3.52	287,956	7.590	353	686	79.10
Vermont	605,508	3	0.03	201,836	7.991	342	664	82.91
Washington	37,130,958	144	1.86	257,854	7.158	353	698	75.48
Wisconsin	855,380	7	0.04	122,197	7.854	349	676	78.10
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

No more than approximately 0.37% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

Debt-to-Income Ratio

Range of Debt-To-Income Ratio (%)	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(1)
0.01 - 5.00	$43,846,948	223	2.20%	$196,623	7.751%	332	692	75.96%
5.01 - 10.00	1,716,981	9	0.09	190,776	7.591	353	687	67.41
10.01 - 15.00	6,952,198	27	0.35	257,489	7.231	349	721	71.51
15.01 - 20.00	14,996,404	76	0.75	197,321	7.055	351	710	68.70
20.01 - 25.00	44,457,694	179	2.23	248,367	7.332	353	708	72.57
25.01 - 30.00	82,427,018	298	4.13	276,601	7.336	350	712	72.73
30.01 - 35.00	195,217,204	679	9.79	287,507	7.254	351	710	73.94
35.01 - 40.00	366,565,068	1,327	18.38	276,236	7.424	349	699	76.42
40.01 - 45.00	539,900,785	1,851	27.08	291,681	7.385	351	695	76.26
45.01 - 50.00	314,338,525	1,164	15.76	270,050	7.653	348	691	77.39
50.01 - 55.00	21,626,360	74	1.08	292,248	7.211	356	691	69.71
55.01 +	3,879,411	12	0.19	323,284	7.776	358	683	77.67
UNKNOWN	358,031,176	1,235	17.96	289,904	7.437	357	698	76.67
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the Cut-off Date, the non-zero weighted average debt-to-income ratio of the mortgage loans was approximately 38.82% per annum.

Prepayment Penalty

Original Prepayment Penalty Term	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(1)
No Prepay	$821,260,626	2,870	41.19%	$286,154	7.476%	350	705	76.22%
6 Month	11,744,774	36	0.59	326,244	7.954	354	696	73.52
1 Year	309,485,418	1,051	15.52	294,468	7.443	352	695	75.20
2 Year	201,475,537	795	10.10	253,428	7.527	353	688	75.89
3 Year	576,908,885	2,123	28.93	271,742	7.340	352	694	76.22
3.5 Years	321,750	2	0.02	160,875	6.919	359	673	77.05
5 Year	72,758,779	277	3.65	262,667	7.269	341	694	73.95
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

Months Remaining to Scheduled Maturity

Range of Months	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(1)
1 - 120	$55,184	1	0.00%	$55,184	8.000%	98	604	84.74%
121 - 180	76,428,156	945	3.83	80,876	11.385	177	685	91.60
181 - 240	707,386	5	0.04	141,477	7.877	227	659	76.42
241 - 300	3,204,560	22	0.16	145,662	7.244	290	688	78.27
301 - 360	1,913,560,484	6,181	95.97	309,588	7.274	358	699	75.30
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the mortgage loans was approximately 351 months.

Credit Scores

Range of Credit Scores	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(1)
801 - 820	$22,500,059	66	1.13%	$340,910	6.858%	357	806	71.57%
781 - 800	78,899,187	263	3.96	299,997	7.080	355	790	73.83
761 - 780	131,088,683	426	6.57	307,720	7.125	352	771	75.30
741 - 760	181,487,693	630	9.10	288,076	7.118	354	750	75.21
721 - 740	208,661,105	729	10.46	286,229	7.170	352	730	75.70
701 - 720	280,498,223	940	14.07	298,402	7.267	353	710	76.11
681 - 700	312,792,264	1,112	15.69	281,288	7.412	350	690	76.34
661 - 680	290,034,455	1,079	14.55	268,799	7.616	348	670	76.92
641 - 660	261,904,801	1,047	13.13	250,148	7.830	347	651	76.48
621 - 640	188,986,744	721	9.48	262,118	7.788	349	631	76.14
601 - 620	27,950,124	104	1.40	268,751	7.836	355	615	73.49
581 - 600	1,540,542	11	0.08	140,049	8.603	352	591	68.53
561 - 580	206,923	2	0.01	103,461	10.213	359	573	57.82
521 - 540	1,217,568	4	0.06	304,392	10.862	358	524	62.46
<= 500	6,187,401	20	0.31	309,370	7.702	358	N/A	71.78
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the Cut-off Date, the non-zero weighted average credit score of the mortgage loans for which credit scores are available was approximately 698.

Range of Months to Roll(1)

Number of Months	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(2)
1 - 6	$6,893,590	21	0.43%	$328,266	7.323%	357	693	71.94%
7 - 12	6,272,016	16	0.39	392,001	7.224	357	733	70.83
13 - 18	813,237	5	0.05	162,647	8.741	354	665	82.67
19 - 24	42,311,090	161	2.62	262,802	7.835	358	692	76.00
25 - 31	1,344,909	4	0.08	336,227	6.896	355	710	73.39
32 - 37	119,455,013	365	7.38	327,274	6.929	358	704	75.23
43 - 49	384,732	1	0.02	384,732	7.500	349	643	80.00
50 - 55	21,441,214	84	1.33	255,253	7.032	354	712	74.91
56 - 61	1,303,798,879	4055	80.60	321,529	7.213	359	698	75.93
74 - 79	733,450	3	0.05	244,483	7.174	354	735	72.71
80 - 85	86,928,497	216	5.37	402,447	6.871	359	716	73.67
> 85	27,200,318	51	1.68	533,340	7.000	358	722	73.80
TOTAL	$1,617,576,944	4982	100.00%	$324,684	7.185%	359	700	75.68%

(1) excludes the fixed-rate mortgage loans
(2) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

As of the Cut-off Date, the weighted average months to roll of the adjustable-rate mortgage loans was approximately 58 months.

Loan Purposes

Loan Purpose	Current Balance	No. of Loans	% of Total	Average Balance	Weighted Average Gross Wac	Weighted Average Remg. Term (Months)	Weighted Average Non-Zero Credit Score	Weighted Average Original Ltv(1)
PURCHASE	$1,222,153,600	4,522	61.29%	$270,268	7.512%	351	703	78.62%
RCO	563,922,978	1,980	28.28	284,810	7.388	350	687	71.28
RNC	207,879,191	652	10.43	318,833	7.080	353	699	72.74
TOTAL	$1,993,955,770	7,154	100.00%	$278,719	7.432%	351	698	75.93%

(1) Combined loan-to-value ratios with respect to the mortgage loans secured by second liens.

In general, in the case of a mortgage loan made for “rate and term” refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for “cash-out” refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.